                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2)
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                CYBER-CARE, INC.
                  --------------------------------------------
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:

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         2)   Aggregate number of securities to which transaction applies:

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         3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

              -----------------------------------------------------------------

         4)   Proposed maximum aggregate value of  transaction:

              -----------------------------------------------------------------

         5)   Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)   Amount previously  paid:
                                      -----------------------------------------

         2)   Form, Schedule or Registration Statement No.
                                                          ---------------------

         3)   Filing party:
                           ----------------------------------------------------

         4)   Date filed:
                         ------------------------------------------------------

                                CYBER-CARE, INC.
                      2500 QUANTUM LAKES DRIVE, SUITE 1000
                          BOYNTON BEACH, FLORIDA 33426

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           --------------------------

TIME:             9:30 a.m., June 26, 2001


PLACE:            Muvico Theatre
                  3200 Airport Road
                  Boca Raton, Florida  33433
                  (561) 396-4695

ITEMS OF BUSINESS:         (1)      To consider and act upon a proposal to
                                    approve an amendment to the Bylaws to elect directors to hold office on a staggered term basis effective with the 2001 Annual Meeting of Shareholders.

                           (2)      To elect nine directors.

                           (3) To consider and act upon a proposal to approve an amendment to the Company's Articles of Incorporation to change the name of the Company from Cyber-Care, Inc. to CyberCare, Inc.

                           (4) To consider and act upon a proposal to the Company's Amended and Restated 1999 Directors' and Executive Officers' Stock Option Plan to increase the number of authorized shares available for issuance under the plan from 9,000,000 shares of common stock to 12,000,000 shares of common stock.

                           (5) To consider and act upon a proposal to the Company's 1999 Incentive Stock Option Plan, as Amended to increase the number of authorized shares available for issuance under the plan from 5,000,000 shares of common stock to 8,000,000 shares of common stock.

                           (6) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the 2001 calendar year.

                           (7) To transact such other business as may properly come before the Meeting or any Adjournment thereof.

RECORD DATE:               You can vote if you are a stockholder of record on
                           May 3, 2001.

ANNUAL REPORT:             Our 2000 Annual Report,  which is not a part of the
                           proxy  soliciting  material,  is enclosed.

PROXY VOTING:              It is important  that your shares be represented
                           and voted at the meeting. Please vote in accordance with the instructions on your proxy card:

                            (1) USE THE TELEPHONE NUMBER shown on the proxy voting instructions (beneficial owners only);

                            (2) VISIT THE WEB SITE noted on your proxy voting instructions to vote via the Internet (beneficial owners only); or

                            (3) MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

                           Any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

                           Unregistered stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.


                                    BY ORDER OF THE BOARD OF DIRECTORS,

Boynton Beach, Florida              /s/    Paul C. Pershes
May 24, 2001
                                    Paul C. Pershes
                                    President and acting Chief Financial Officer


THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                                 CYBER-CARE, INC
                      2500 QUANTUM LAKES DRIVE, SUITE 1000
                          BOYNTON BEACH, FLORIDA 33426

                               -------------------

                               PROXY STATEMENT FOR
                       2001 ANNUAL MEETING OF STOCKHOLDERS

                               -------------------

         The proxy materials are delivered in connection with the solicitation by the Board of Directors of Cyber-Care, Inc., a Florida corporation ("Cyber-Care," the "company," "we," or "us"), of proxies to be voted at our 2001 Annual Meeting of Stockholders and at any adjournment or postponement.

         You are invited to attend our Annual Meeting of Stockholders on Tuesday, June 26, 2001, beginning at 9:30 a.m. The meeting will be held at the Muvico Theatre, 3200 Airport Road, Boca Raton, Florida 33433.

         This Proxy Statement, form of proxy and voting instructions are being mailed starting May 24, 2001.

STOCKHOLDERS ENTITLED TO VOTE

         Holders of record of our common stock at the close of business on May 3, 2001 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 65,208,660 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

PROXIES

         YOUR VOTE IS IMPORTANT. We have included a postage paid envelope so that stockholders of record may vote their proxies by mail. Proxies may be revoked at any time before they are exercised by:

              o written notice to the Secretary of the company,
              o timely delivery of a valid, later-dated proxy, or
              o voting by ballot at the Annual Meeting.

                                   HOW TO VOTE

VOTE BY TELEPHONE

          You can vote your shares by telephone by calling the telephone number on your proxy card. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate stockholders by using individual control numbers. If you vote by telephone you can also give us written instructions to discontinue future duplicate Annual Reports. IF YOU VOTE BY TELEPHONE YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

VOTE BY INTERNET

          You can also choose to vote via the Internet. The web site for Internet voting is on your proxy card. Internet voting is available 24 hours a day, AND WILL BE ACCESSIBLE UNTIL 5 P.M. ON JUNE 25, 2001. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. IF YOU VOTE VIA THE INTERNET YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

VOTE BY MAIL

         If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to Corporate Stock Transfer in the postage-paid envelope provided. If the envelope is missing, please address your completed proxy card to Cyber-Care, Inc., c/o Corporate Stock Transfer, 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209.

VOTING AT THE ANNUAL MEETING

         The method by which you vote now will not limit your right to vote at the Annual Meeting if you decide to attend in person. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD TO BE ABLE TO VOTE AT THE ANNUAL MEETING.

         All shares that have been properly voted by mail, and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

VOTING ON OTHER MATTERS

         If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date of this Proxy Statement, we did not know of any other matter to be raised at the Annual Meeting.

CONSOLIDATION OF YOUR VOTE

         You will receive only one proxy card for all the shares you hold in your name. Please note that if you own shares in joint name, and other shares in your own name, you will receive a separate proxy card for the joint ownership. We can only consolidate identically named accounts.

LIST OF STOCKHOLDERS

         A list of Stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, between the hours of 8:45 a.m. and 4:30 p.m., at our offices at 2500 Quantum Lakes Drive, Suite 1000, Boynton Beach, Florida, by contacting the Secretary of the company.

REQUIRED VOTE

         The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the Stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker non-votes and abstentions will have no effect on the proposals.

         A plurality of the votes cast is required for the election of directors.

         The affirmative vote of a majority of the votes cast is required to approve:

     o   the amendment to the Bylaws to elect directors on staggered term basis.

     o the amendment to the Company's Articles of Incorporation to change the name of the Company.

     o the amendment to our Amended and Restated 1999 Directors' and Executive Officers' Stock Option Plan to increase the number of authorized shares available for issuance under the plan from 9,000,000 shares of common stock to 12,000,000 shares of common stock.

     o the amendment to our 1999 Incentive Stock Option Plan, as Amended to increase the number of authorized shares available for issuance under the plan from 5,000,000 shares of common stock to 8,000,000 shares of common stock.

     o   the appointment of Ernst & Young LLP.

                                TABLE OF CONTENTS
                                 PROXY STATEMENT

                     2001 ANNUAL MEETING OF SHAREHOLDERS OF
                                CYBER-CARE, INC.

PROPOSAL 1 -APPROVAL OF THE AMENDMENT TO THE BYLAWS
     TO STAGGER DIRECTOR TERMS                                                1

PROPOSAL 2 - ELECTION OF DIRECTORS
Role and Composition of the Board of Directors                                2
Director Nominees and Proposed Classes
                                                                              2
Compensation of Directors                                                     5
Section 16(a) Compliance                                                      5

PROPOSAL 3 - APPROVAL OF AMENDMENT TO ARTICLES OF
      INCORPORATION  FOR A NAME CHANGE                                        6

PROPOSAL 4 - APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED
      1999 DIRECTORS' AND OFFICERS' STOCK OPTION PLAN                         6

PROPOSAL 5- APPROVAL OF THE AMENDMENT TO THE
     1999 INCENTIVE STOCK OPTION PLAN, AS AMENDED                             7

PROPOSAL 6 - APPROVAL OF ERNST & YOUNG LLP AS
     OUR AUDITORS                                                             8

OTHER MATTERS                                                                 8

ANNUAL REPORT                                                                 9

EXECUTIVE OFFICERS                                                            9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
     OWNERS AND MANAGEMENT                                                   10
Securities Exercisable within 60 days of April 13, 2001

EXECUTIVE COMPENSATION
General                                                                      12
Summary Compensation Table                                                   12
Material Employment Agreements                                               13
Stock Option Plans                                                           14
2000 Stock Option Grants                                                     15
Aggregated Options Exercises in Last Fiscal Year and FY-End Option Values    15

CERTAIN TRANSACTIONS                                                         15

COST OF SOLICITATION                                                         16

STOCKHOLDER PROPOSALS FOR THE NEXT MEETING                                   17

APPENDIX A                                                                   18

APPENDIX B                                                                   21

                                   PROPOSAL 1
                                AMENDMENT BYLAWS
                     STAGGERED TERMS FOR BOARD OF DIRECTORS

GENERAL. The Board of Directors has approved, and recommends that the Company's Stockholders approve, an amendment to the Company's Bylaws whereby directors shall serve staggered terms effective with the Annual Meeting of Stockholders.

REASON FOR THE PROPOSAL. The ByLaws currently provide for members of the Company's Board of Directors to be reelected annually. The amendments submitted for approval in this proposal would classify the Board of Directors into three groups of directors each serving staggered terms. Under the amendments, each director will hold office until his/her successor is elected and qualified or until his/her earlier death, resignation or removal. Initially, Class I Directors: Theodore Orlando, Terry Lazar, and Zachariah P. Zachariah, MD would be elected for a one year term until the 2002 annual meeting; Class II Directors: Paul C. Pershes, Peter Murphy and Alan Adelson would be elected for a two year term until the 2003 annual meeting; and Class III Directors: Michael Morrell, Dana Pusateri and John Haines would be elected for a three year term until the 2004 annual meeting. Beginning with the 2002 Annual Meeting, directors so elected would succeed the directors of the class whose term was then expiring, and each newly elected director would serve for a three-year term. If this Proposal 1 is not adopted, nine directors will be elected to hold office until the next annual meeting of shareholders (that is, until the annual meeting of shareholders held in the year 2002) or until their successors are duly elected and qualified.

The Company believes that the proposed amendments establishing staggered terms for members of the Board of Directors will provide additional continuity to its management by having persons serve on its Board of Directors for a longer period of time, without standing for reelection each year. While there have been no problems with continuity of the Board of Directors in the past, the Company believes that three-year terms for its directors will be more attractive to a potential director candidate and thus will make available to the Company more candidates.

The Company believes the proposed amendments to its ByLaws are warranted because of the factors discussed above, however, the amendments will also make it more difficult to change control of the Company. If there were an attempt by the stockholders to change control of the Company by removing and replacing all or a majority of the Board of Directors, such an attempt will be more difficult if there are staggered terms for the election of directors. Since not all directors will stand for re-election at a single stockholders meeting, as is the case now, the stockholders desiring to change control would have to vote at multiple meetings in order to do so. It would require at least two annual meetings to remove and replace a majority or the entire Board of Directors. The Board believes that the staggered board proposal will enhance its ability to protect stockholders against attempts to acquire control of the Company by unfair means or abusive tactics that exist in many unsolicited takeover attempts. This proposal would encourage persons seeking to acquire control of the Company to engage in good faith arms length negotiations with the Board and permit the Board to engage in such negotiations from a stronger position. The Company is unaware of any attempts to possibly take control.

The text of the amendment as it would read is set forth on Appendix B attached to this Proxy Statement.

THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL TO AMEND BYLAWS TO PROVIDE FOR STAGGERED TERMS FOR DIRECTORS AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THIS AMENDMENT.

                                   PROPOSAL 2
                              ELECTION OF DIRECTORS

ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

         Our business, property and affairs are managed under the direction of the Board of Directors. Members of the Board are kept informed of our business through discussions with our chairman and chief executive officer and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.

         The directors have been elected annually by our Stockholders and serve for one-year terms. The number of directors constituting the whole Board is currently nine and nine nominees are listed below. Each of the nominees is currently a director of the company. At the meeting, nine directors will be elected by the Stockholders to serve in accordance with the classes which are established, ultimately to serve for three years, but initially to serve less than three years as set forth in Proposal 1, (unless the proposal is defeated, in which case to serve until the next annual meeting) or until their successors are elected and qualified.

         In the event that any of the nominees declines nomination or election, the Board of Directors will either select a substitute nominee. If you have submitted a proxy and a substitute nominee is selected thereafter, the holders of the proxy will vote your shares FOR the election of the substitute nominee. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

DIRECTOR NOMINEES AND PROPOSED CLASSES

         MICHAEL F. MORRELL (age 59) Class III, has served as our chairman and chief executive officer since August 1996. From November 1995 to August 1996, Mr. Morrell was an independent consultant specialized in the field of corporate finance. From March 1994 to November 1995, Mr. Morrell served as president and a director of Westmark Group Holdings, Inc. From 1984 through March 1994, Mr. Morrell founded and served as president of Nexus Leasing Corp. and Nexus Realty, entities involved in leasing and real estate investments. From 1966 to 1984, Mr. Morrell served in executive management positions with Reliance Group Holdings, a multi-billion dollar provider of insurance, leasing and other services. Effective October 31, 2000, Mr. Morrell resigned from the Board of Directors of Capital Market Groups, Inc.

         PAUL C. PERSHES (age 57) Class II, has served as a director since August 1996 and as our president since May 1997. In March 2001, Mr. Pershes assumed responsibilities as acting chief financial officer. Before joining us, Mr. Pershes founded and served as an officer of Weinberg, Pershes & Company, P.A., an accounting firm, from July 1994 to May 1997. Before founding Weinberg, Pershes & Company, Mr. Pershes was a senior partner of the international accounting firm Laventhol and Horvath for 18 years.

         DANA J. PUSATERI (age 48) Class III, has served as a director since January 1999 and as our chief operating officer in 2000. Mr. Pusateri founded IntegraCare, Inc. in 1988 and served as its chairman, chief executive officer and president through November 1995. IntegraCare contracts with skilled nursing facilities, hospitals and home health agencies to provide physical, occupational and speech therapy services and owned outpatient clinics. In August 1995 IntegraCare completed a merger with Integrated Health Services, Inc. In December 1995, Mr. Pusateri left to pursue other consulting opportunities and in May 1997 Mr. Pusateri co-founded one of our subsidiaries, Your Good Health Network, Inc., and currently serves as its chief executive officer.

         JOHN E. HAINES (age 53) Class III, has served as senior vice president in charge of technology since September 1999 and has served as a director since August 1999. Mr. Haines has served as chairman, chief executive officer and president of our subsidiary, CyberCare Technologies, Inc., since its inception in October 1997. Mr. Haines founded C-Med Corporation, a telemedicine technology company in Atlanta, Georgia, in January 1994, and served as its chief executive officer from its inception until March 1995, when he became chief executive officer of Video Lan Technologies, Inc. Mr. Haines remained chief executive officer of Video Lan Technologies, Inc. until December 1995.

         THEODORE J. ORLANDO (age 60) Class I, has served as an independent director since March 1997. In 1994, Mr. Orlando founded and is currently president of Barkus Capital Resources, Ltd., a real estate and securities investment company. From 1984 to 1994, he founded and served as chairman and chief executive officer of TJ Systems Corporation, a computer leasing company.

         TERRY LAZAR (age 57) Class I, has served as an independent director since April 1997. In 1977, Mr. Lazar founded, and is currently senior partner of, Lazar Sanders, LLP, a full-service accounting firm specializing in healthcare and other industries.

         PETER MURPHY (age 48) Class II, has served as a independent director since November 10, 2000. For the past five years, Mr. Murphy has been the principal of a firm specializing in corporate finance with particular focus on emerging business development.

         ALAN ADELSON (age 53) Class II, has served as a consultant to the Company since May 2000 and as a director since November 10, 2000. Formerly, Mr. Adelson spent over twenty-five years on Wall Street in varying capacities including Managing/Director/Investment Banking for a privately held firm. Mr. Adelson was formerly Senior Vice President for a mortgage banking company, and former President of Cambridge Research Corporation, a company that manufactured and sold products for the handicapped.

         ZACHARIAH P. ZACHARIAH, MD (age 52) Class I, has served as an independent director since April 2001. Dr. Zachariah is the Director of Cardiology since 1995 and Director of Cardiovascular Laboratories since 1976 at Holy Cross Hospital, Fort Lauderdale, Florida and is a Professor of Medicine, University of Miami School of Medicine, Miami, Florida since 1984. He also serves as First Vice President, Florida Board of Medicine and Vice Chairman to the Florida Council on Economic Education. He is also a former chairman of the Florida Board of Medicine.

BOARD COMMITTEES AND MEETINGS

         The Board of Directors held a total of eleven meetings during the year ended December 31, 2000.

         The Board of Directors has an Audit Committee (the "Audit Committee") with Terry Lazar, Ted Orlando and Peter Murphy as its members. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is attached to this Proxy Statement as Appendix A. All of the members of the Audit Committee are independent as determined by the rules of the National Association of Securities Dealers, Inc. The Audit Committee reviews with management and the Company's independent public accountants such matters as the Company's internal accounting controls and procedures, the plan and results of the audit engagement and suggestions of the accountants for improvements in accounting procedures. It considers the type and scope of services, both of an audit and a non-audit character, to be performed by the independent public accountants and reviews the respective costs related to the performance of such services. During each Audit Committee meeting, members of the Audit Committee and representatives of the independent accountants have an opportunity for discussions outside the presence of management, if desired. There were three Audit Committee meetings during the year ended December 31, 2000. See "Report of the Audit Committee".

         The Board of Directors has a Compensation Committee with Terry Lazar, Paul C. Pershes, Theodore Orlando and Dana Pusateri as its members. The purpose of the Compensation Committee is to set policy concerning Board of Directors compensation, to administer and grant options under the Stock Option Plans and to review compensation issues concerning officers and key employees of the Company. There were four Compensation Committee meetings during the year ended December 31, 2000.

         The Company does not have a nominating committee.

         All incumbent directors in 2000 attended at least 75% of the meetings of the Board of Directors and all committees on which they served.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of nonaudit services with the auditors' independence.

         The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Audit Committee

Terry Lazar - Audit Committee Chair
Ted Orlando - Audit Committee Member
Peter Murphy - Audit Committee Member

AUDIT FEES

         The independent auditors of the Company during the year ended December 31, 2000 was Ernst & Young LLP. The aggregate fees, including expenses, billed by Ernst & Young LLP in connection with the audit of the Company's annual financial statements for the most recent fiscal year and for the review of the Company's financial information included in its Annual Report on Form 10-KSB and its quarterly reports on Form 10-QSB during the year 2000 was $239,722.

ALL OTHER FEES

         The aggregate fees, including expenses, billed for all other services rendered to the Company by Ernst & Young LLP during the year 2000 was $149,786. These non-audit fees relate to corporate compliance, tax services and registration filing services performed for the Company.

COMPENSATION OF DIRECTORS

         We have paid no direct or indirect remuneration, nor is any currently payable by us in excess of $60,000, to the directors in their capacity as directors other than the granting of stock options and $1,000 for each meeting attended in person except Alan Adelson. We expect that, during the next twelve months, we will not pay any direct or indirect remuneration to any directors of ours in their capacity as directors other than in the form of stock option grants or the reimbursement of expenses of attending directors' or committee meetings.

      The following table shows all compensation paid to outside directors during 2000:

                                     CASH COMPENSATION                            SECURITY GRANTS
                         -------------------------------------------    -------------------------------------
                                                                                             NUMBER OF
                                                        CONSULTING                           SECURITIES
                              ANNUAL         MEETING     FEE / OTHER       NUMBER OF         UNDERLYING
         NAME            RETAINER FEE ($)    FEES ($)     FEES ($)        SHARES (#)     OPTIONS/SARS (#)
         ----            ----------------    --------     --------        ----------     ----------------
Terry Lazar                     -             $1,000         -               -                     -

Alan Adelson                    -                  -    $62,500(1)           -               200,000

Theodore J. Orlando             -             $1,000         -               -                     -

Peter Murphy                                       -         -               -               240,000

(1)      Consulting fees

SECTION 16(a) COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership on Form 3 and reports of changes in ownership of our common stock and other equity securities on Form 4 and/or Form 5. To the Company's knowledge, based solely in review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its officers and directors were compiled with during the year ended December 31, 2000.

THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 3
                     AMENDMENT TO ARTICLES OF INCORPORATION
                                   NAME CHANGE

         GENERAL. The Board of Directors has approved, and recommends that the Company's Stockholders approve, an amendment to the Company's Articles of Incorporation ("Articles") which would change the corporate name of the Company from "Cyber-Care, Inc." to "CyberCare, Inc."

         REASON FOR THE PROPOSAL. Our current name is Cyber-Care, Inc. We operate our business through various subsidiaries, including CyberCare Technologies, Inc. The Board of Directors believes that the name change amendment is in the Company's best interest because the proposed new name consolidates the corporate image of the Company and its business as the name is used among potential customers, suppliers and the investment community. The Board of Directors believes that it is necessary to change the name to (a) reduce potential confusion in the marketplace that may be caused by variations on the Company's name and (b) protect and defend the Company's trade names and trademarks.

         The Board has selected and recommends to the Stockholders approval of the proposed name, CyberCare, Inc., based upon the Board's judgment that CyberCare, Inc. will present a consolidated identity which retains the Company's established reputation for quality and performance in its current business. The trading symbols for the Company's securities, "CYBR", for the Common stock WILL NOT be changed and the currently outstanding share certificates bearing the name Cyber-Care, Inc. would continue to represent shares of the Company following the change in its name to CyberCare, Inc. If the proposal to change the name of the Company is approved by the Stockholders, the name change will be implemented by filing a name change amendment to the Company's Articles of Incorporation within thirty days after the Annual Meeting.

         The text of the proposed amendment approved by the Board is as follows:

         Article One.  The name of this corporation is CyberCare, Inc.

         The Company's stockholders are not entitled to dissenters rights with respect to the proposed amendment. If the proposed amendment is approved, a certificate of amendment amending the Bylaws will be filed as promptly as practicable.

THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL TO CHANGE THE COMPANY'S NAME TO CYBERCARE, INC. AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THIS AMENDMENT.

                                   PROPOSAL 4

    APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED 1999 DIRECTORS' AND
                     EXECUTIVE OFFICERS' STOCK OPTION PLAN

         The 1999 Directors' and Officers' Stock Option Plan was adopted by the Board and approved by a majority of the Stockholders in August 1999 and was subsequently amended by a majority of the stockholders on August 15, 2000. The plan allows stock option grants as determined by the Compensation Committee of our Board of Directors. On March 16, 2001, the Board voted to increase the number of shares of common stock reserved for issuance under the plan from 9,000,000 shares of common stock to 12,000,000 shares of common stock.

         INCREASE NUMBER SHARES AUTHORIZED UNDER THE PLAN FROM 9,000,000 SHARES TO 12,000,000 SHARES. The amended and restated Article IV of the plan is as follows:

         SHARES SUBJECT TO PLAN. Subject to adjustment in accordance with Articles VIII and XI an aggregate 12,000,000 shares of Common Stock are reserved for issuance under the Plan. Shares of Common Stock reserved under this Plan may be either authorized, but unissued shares of Common Stock or reacquired shares of Common Stock. If an Option, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Common Stock covered by such Option shall be available for future grants of Options.

The purpose of the plan is to attract and retain outstanding individuals willing to serve on the Board of Directors, as officers of the Company, and participate in the long-term growth and financial success of the Company. The Board believes it is in the best interest of the Company to increase the number of shares reserved for issuance under the plan in order to attract and retain qualified directors and officers. The timing, amount and specific terms of the additional options cannot be determined at this time.

         Other than the amendment proposed above, there are no other changes to the plan. As of April 23, 2001, no stock options have been granted on the basis of the 3,000,000 share increase subject to stockholder's approval at the Annual Meeting. As of April 23, 2001, the Company has granted 8,071,250 options under this plan.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT OF THE 1999 DIRECTORS' AND OFFICERS' STOCK OPTION PLAN AND RECOMMENDS A VOTE FOR THE ADOPTION OF THIS PROPOSAL.

                                   PROPOSAL 5

   APPROVAL OF AMENDMENTS TO THE 1999 INCENTIVE STOCK OPTION PLAN, AS AMENDED

         Our 1999 Incentive Stock Option Plan was adopted by the Board and approved by a majority of the stockholders in August 1999 and was subsequently amended by a majority of the Stockholders on August 15, 2000. The plan allows our Compensation Committee to issue stock options to our key employees. On March 16, 2001, the Board voted to amend the plan to increase the number of authorized shares available for issuance under the plan from 5,000,000 shares of common stock to 8,000,000 shares of common stock;

         INCREASE NUMBER OF SHARES AUTHORIZED UNDER THE PLAN FROM 5,000,000 SHARES TO 8,000,000 SHARES. In accordance with the above proposal, the amended and restated Section 5 of the plan is as follows:

5.       COMMON STOCK

         Each Option granted under the Plan shall be convertible into one (1) share(s) of Common Stock, unless adjusted in accordance with the provisions of
Section 7 hereof. Options may be granted for a number of shares not to exceed, in the aggregate, 8,000,000 shares of Common Stock, subject to adjustment pursuant to Section 7 hereof. For purposes of calculating the maximum number of shares of Common Stock that may be issued under the Plan, (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon the exercise of an Option, and (ii) shares tendered by a Participant as payment for shares issued upon exercise of an Option shall be available for issuance under the Plan. Upon the exercise of an Option, the Company may deliver either authorized but unissued shares, treasury shares, or any combination thereof. In the event that any Option granted under the Plan expires unexercised, or is surrendered by a Participant for cancellation, or is terminated or ceases to be exercisable for any other reason without having been fully exercised, the Common Stock theretofore subject to such Option shall again become available for new Options to be granted under the Plan to any eligible employee (including the holder of such former Option) at an Option price determined in accordance with Section 6.2 hereof, which price may then be greater or less than the Option price of such former Option. No fractional shares of Common Stock shall be issued, and the Compensation Committee shall determine the manner in which fractional share value shall be treated.

         The purpose of the plan is to foster and promote the financial success of the company and materially increase stockholder value by enabling eligible employees and others to participate in the long-term growth and financial success of the company. The Board believes it is in the best interest of the company to increase the number of shares reserved for issuance under the plan in order to attract and retain key employees.

         Other than the amendment proposed above, there are no other changes to the plan. As of April 23, 2001, no stock options have been granted on the basis of the 3,000,000 shares increase subject to stockholders' approval at the Annual Meeting. As of April 23, 2001, the Company has granted 2,845,400 options under the plan.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT OF THE 1999 INCENTIVE STOCK OPTION PLAN AND RECOMMENDS A VOTE FOR THE ADOPTION OF THIS PROPOSAL.

                                   PROPOSAL 6

                  APPROVAL OF ERNST & YOUNG LLP AS OUR AUDITORS

         The Board of Directors wishes to obtain from the Stockholders approval of the Board's action in appointing Ernst & Young LLP as our independent auditors. The Board, upon recommendation of the Audit Committee, has approved the engagement of Ernst & Young LLP as our independent auditors for the calendar year 2001. Ernst & Young LLP has served as our independent auditors since June 1999.

         In the event the appointment of Ernst & Young LLP as our independent public accountants is not approved by the Stockholders, the adverse vote will be considered as a direction to the Board to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for the calendar year 2001 will be permitted to stand unless the Board finds other good reason for making the change.

         Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. Representatives of Ernst & Young LLP are not expected to make a statement and are not expected to respond to questions.

THE BOARD OF DIRECTORS HAS RECOMMENDED THE APPROVAL OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.

                                  ANNUAL REPORT

         A copy of our Annual Report on Form 10-KSB for the calendar year ended December 31, 2000 is being mailed with this Proxy Statement. The Annual Report does not form any part of the material for solicitation of proxies.

         We will provide, without charge, a copy of the exhibits to its Annual Report on Form 10-KSB, upon written request to the company, at 2500 Quantum Lakes Drive, Suite 1000, Boynton Beach, Florida 33426; fax number (561) 742-5002.

                               EXECUTIVE OFFICERS

         Our executive officers are as follows:

NAME                      AGE               POSITION
----                      ---               --------
Michael F. Morrell         59               Chief Executive Officer

Paul C. Pershes            57               President and acting Chief Financial
                                            Officer

Dana J. Pusateri           48               Chief Operating Officer

Linda Moore                49               Senior Vice President and Secretary

Arthur P. Kobrin           39               Senior Vice President and Treasurer

John E. Haines             53               Senior Vice President

Daniel W. Bivins, Jr.      44               Senior Vice President

Rodger L. Hochman          41               Senior Vice President and General Counsel

The biographies of Messrs. Morrell, Pershes, Pusateri and Haines are previously described in Item 1.

         LINDA MOORE has served as our senior vice president and secretary since January 1996.

         ARTHUR P. KOBRIN has served as our senior vice president of financial operations and chief accounting officer since June 1997 and treasurer since January 1, 2001. From August 1987 to June 1997, Mr. Kobrin was employed by Weinberg, Pershes & Company, P.A.

         DANIEL W. BIVINS, JR. has served as senior vice president and in-house counsel since November 1999 and in November 2000 assumed the position of Senior Vice President - Office of the Chairman. Mr. Bivins was President of Federal Property Management Corporation and President of Horizon Holding Company from 1993 to 1999.

         RODGER L. HOCHMAN has served as senior vice president since April 25, 2001 and as general counsel since November 2000. Mr. Hochman was associated with the law firm of Broad and Cassel, resident in the Miami office from 1996-2000 and was associated with the law firm of Tripp Scott Conklin & Smith in Fort Lauderdale, Florida from 1994-1996. He is "Board Certified" as a health lawyer by The Florida Bar.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of May 3, 2001, certain information with respect to the beneficial ownership of our common stock by:

         o   our directors;

         o   our named executive officers;

         o   the holders of five percent or more of our common stock; and

         o   our directors and officers as a group.

                                                  Number of Shares of                         Percentage
Name and Business Address                 Common Stock Beneficially Owned                       of Class
-------------------------                 -------------------------------                       --------
Michael F. Morrell                                     4,216,327                                  5.6%

Paul C. Pershes                                        2,506,334                                  3.3%

Dana J. Pusateri                                       1,642,534                                  2.2%

John E. Haines                                         2,496,407                                  3.3%

Linda Moore                                            4,216,327                                  5.6%

Arthur P. Kobrin                                         407,115                             less than 1%

Daniel Bivins, Jr.                                       166,668                             less than 1%

Theodore J. Orlando
11 Stonehenge Lane
E. Northport, NY 11731                                   451,465                             less than 1%

Terry Lazar
100 Jericho Quadrangle
Suite 127
Jericho, NY 11753-2702                                   559,832                             less than 1%

Alan Adelson                                             184,541                             less than 1%

Rodger Hochman                                               500                             less than 1%

Peter Murphy
200 Pennsylvania Avenue
Wilmington, DE 19806                                     196,668                             less than 1%

Zachariah P. Zachariah
Cardiovascular Lab
Holy Cross Hospital
4725 N. Federal Highway
Fort Lauderdale, FL 33308                                 83,334                             less than 1%

All Directors and Officers as a
group (12 persons)                                    12,911,725                                 17.0%

         Except as otherwise stated, the business address of each of the beneficial owners is 2500 Quantum Lakes Drive, Suite 1000, Boynton Beach, Florida 33426.

         We have determined beneficial ownership following the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included the shares of common stock subject to options and warrants held by that person that are currently exercisable or will become exercisable within 60 days after May 3, 2001, but we have not included those shares for purposes of computing the percentage ownership of any other person. We have assumed, unless indicated below that the persons and entities named in the table have sole voting and investment power for all shares beneficially owned subject to applicable community property laws.

         The beneficial ownership of the persons in the table above includes the following options or warrants to purchase shares of our common stock that are currently exercisable or may be exercised by the person within 60 days of May 3, 2001:

            SECURITIES EXERCISABLE WITHIN 60 DAYS OF MAY 3, 2001

                                                             OPTIONS / WARRANTS      EXERCISE PRICE
Michael F. Morrell . . . . . . . . . . . . . . . . . .            857,500             $ .50 - $4.78
Paul C. Pershes. . . . . . . . . . . . . . . . . . . .            675,000             $ .50 - $4.78
Dana J. Pusateri . . . . . . . . . . . . . . . . . . .            675,000             $ .75 - $4.78
John E. Haines . . . . . . . . . . . . . . . . . . . .            425,001             $1.00 - $4.78
Linda Moore. . . . . . . . . . . . . . . . . . . . . .            857,500             $ .50 - $4.78
Arthur P. Kobrin . . . . . . . . . . . . . . . . . . .            101,667             $ .50 - $4.78
Daniel Bivins, Jr. . . . . . . . . . . . . . . . . . .            166,668             $1.81 - $4.78
Theodore J. Orlando. . . . . . . . . . . . . . . . . .            402,084             $1.22 - $2.62
Terry Lazar. . . . . . . . . . . . . . . . . . . . . .            402,084             $1.22 - $2.62
Alan Adelson . . . . . . . . . . . . . . . . . . . . .            150,000             $2.62 - $4.00
Peter Murphy . . . . . . . . . . . . . . . . . . . . .            196,668             $1.78 - $4.00
Zachariah P. Zachariah . . . . . . . . . . . . . . . . .           83,334                     $1.78

                             EXECUTIVE COMPENSATION

GENERAL

         The Summary Compensation Table sets forth information regarding compensation paid to our chief executive officer and the four other most highly paid executive officers during 2000. The table below does not include perquisites and other personal benefits in amounts less than 10% of their total annual salary and bonus.

                                   ANNUAL COMPENSATION                   LONG TERM COMPENSATION AWARDS
                          ------------------------------------- -----------------------------------------------
    NAME & PRINCIPAL                                               RESTRICTED        SECURITIES UNDERLYING           ALL OTHER
        POSITION            YEAR      SALARY ($)    BONUS ($)    STOCK AWARD(S)         OPTIONS/WARRANTS          COMPENSATION ($)
------------------------- --------- --------------- ----------- ----------------- ----------------------------- -------------------
Michael F. Morrell          2000      $337,241                                                 650,000
Chairman, CEO and           1999      $225,526                                               1,000,000
Director                    1998      $160,000                                                 600,000

Paul C. Pershes             2000      $268,803                                                 300,000
President, acting           1999      $198,077                                                 400,000
CFO and Director            1998      $153,462                                                 500,000

Dana Pusateri               2000      $197,745                                                 400,000
Chief Operating             1999      $107,500                                                 500,000
Officer and Director        1998       $19,262                                                 100,000

John E. Haines              2000      $171,634                                                 300,000
Senior Vice President       1999       $79,038                                                 300,000

Linda Moore                 2000      $152,616                                                 150,000
Senior Vice President       1999      $117,884                                                 350,000
and Secretary               1998       $85,577                                                  75,000

         In August 2000, the Board of Directors granted Mr. Morrell 650,000 five year options to purchase common stock exercisable at $4.78 per share, which are currently outstanding.

         In September 1999, the Board of Directors granted Mr. Morrell, 1,000,000 five-year options to purchase common stock exercisable at $1.00 per share, all of which have been exercised.

         Upon the exercise of options to purchase 2,750,000 shares of common stock, Mr. Morrell issued to Cyber-Care promissory notes for the principal amount of $2,450,000, at the following terms: (1) repayment of principal with interest at the Federal applicable rate, (2) pledge of the shares as collateral security for repayment of the loan, and (3) repayment of the principal and interest upon the earlier to occur of the sale of the shares or 2004. In February 2000, Mr. Morrell repaid $500,000 of the note by tendering 25,000 common shares.

         In August 2000, the Board of Directors granted 300,000 five year options to purchase common stock for Mr. Pershes exercisable at $4.78, which are currently outstanding.

         In September 1999, the Board of Directors granted Mr. Pershes, five-year options to purchase 400,000 shares of common stock exercisable at $1.00 per share, of which options to purchase 200,000 shares have been exercised.

         Upon the exercise of options to purchase 1,808,334 shares of common stock, Mr. Pershes issued Cyber-Care promissory notes for the principal amount of $1,466,668, at the following terms: (1) repayment of principal with interest at the Federal applicable rate, (2) pledge of the shares as collateral security for repayment of the loan, and (3) repayment of the principal and interest upon the earlier to occur of the sale of the shares or 2004. In February 2000, Mr. Pershes repaid $500,000 of the note by tendering 25,000 common shares to us.

         In August 2000, the Board of Directors granted Mr. Pusateri 400,000 five year options to purchase common stock at an exercisable at $4.78 per share, which are all currently outstanding.

         In September 1999, the Board of Directors granted Mr. Pusateri 500,000 five year options to purchase common stock exercisable at $1.00 per share, all of which are outstanding.

         In October 1999, Mr. Pusateri was granted 100,000 nonqualified options to purchase common stock at $.75 per share, 50,000 have vested under an employment agreement.

         In August 2000, the Board of Directors granted Mr. Haines 300,000 five year options to purchase common stock at an exercisable at $4.78 per share, which are all currently outstanding.

         In September 1999, the Board of Directors granted Mr. Haines 100,000 five year options to purchase common stock exercisable at $1.00 per share, all of which are outstanding.

         In August 1999, Mr. Haines was granted 200,000 nonqualified options to purchase common stock at $1.75 per share, 133,334 have vested under an employment agreement.

         In August 2000, the Board of Directors granted Ms. Moore, 150,000 five year options to purchase common stock exercisable at $4.78, which are currently outstanding.

         In September 1999, the Board of Directors granted to Ms. Moore 350,000 five-year options to purchase shares of common stock exercisable at $1.00 per share, of which options to purchase 175,000 shares have been exercised.

         Upon the exercise of options to purchase 402,000 shares of common stock, Ms. Moore issued to Cyber-Care promissory notes for the principal amount of $384,260, at the following terms: (1) repayment of principal with interest at the Federal applicable rate, (2) pledge of the shares as collateral security for repayment of the loan, and (3) repayment of the principal and interest upon the earlier to occur of the sale of the shares or 2004. In February 2000, Ms. Moore repaid $81,260 of the notes by tendering 4,063 shares of common stock to us.

MATERIAL EMPLOYMENT AGREEMENTS

AGREEMENT WITH MICHAEL F. MORRELL

         In January 1997, the Company entered into an employment agreement with Michael Morrell expiring in December 31, 2003, which provides for an annual base salary, payment of normal business expenses, bonuses and stock options as determined by the Board of Directors.

AGREEMENT WITH PAUL C. PERSHES

         In January 1997, the Company entered into an employment agreement with Paul C. Pershes expiring in December 31, 2003, which provides for an annual base salary, payment of normal business expenses, bonuses and stock options as determined by the Board of Directors.

AGREEMENT WITH DANA PUSATERI

         In October 1998, the Company entered into an employment agreement with Dana Pusateri, expiring in October 2002, which provides for an annual base salary, payment of normal business expenses, bonuses and stock options as determined by the Board of Directors.

AGREEMENT WITH JOHN HAINES

         In July 1999, the Company entered into an employment agreement with John Haines as senior vice president in charge of technology and effective September 1, 1999 as president of our subsidiary, CyberCare Technologies. The agreement expires in July 2002 and provides for an annual base salary, payment of normal business expenses, bonuses and stock options as determined by the Board of Directors.

AGREEMENT WITH LINDA MOORE

         In November 1996, the Company entered into an employment agreement with Linda Moore expiring in December 2003, which provides for an annual base salary, payment of normal business expenses, bonuses and stock options as determined by the Board of Directors.

STOCK OPTION PLANS

         Our 1999 Incentive Stock Option Plan, as Amended provides for the issuance of an aggregate 5,000,000 shares of our common stock upon exercise of options granted under the plan. As of April 23, 2001, there were 2,154,600 available to be granted and options to purchase an aggregate of 2,845,400 shares of our common stock previously granted were outstanding under the plan.

         Our Amended and Restated 1999 Directors' and Executive Officers' Stock Option Plan, as Amended provides for the issuance of up to 9,000,000 shares of common stock upon exercise of options granted under the plan. As of April 23, 2001, there were 928,750 options available to be granted and options to purchase an aggregate 6,427,500 shares of our common stock previously granted were outstanding under the plan.

The following tables show, as to the named executive officers, certain information concerning stock options:

                           OPTION GRANTS DURING 2000

                             NUMBER OF          PERCENT OF TOTAL
                            SECURITIES         OPTIONS GRANTED TO     EXERCISE OR
                            UNDERLYING             EMPLOYEES              BASE           EXPIRATION
         NAME                 OPTIONS            IN FISCAL YEAR       PRICE ($/SH)          DATE
         ----                 -------            --------------       ------------          ----
Michael F. Morrell            650,000                 13.8%               $4.78           8/25/05

Paul C. Pershes               300,000                  6.4%               $4.78           8/25/05

Dana Pusateri                 400,000                  8.5%               $4.78           8/25/05

John Haines                   300,000                  6.4%               $4.78           8/25/05

Linda Moore                   150,000                  3.2%               $4.78           8/25/05

With respect to the options granted to the officers described immediately above:

   AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                         SHARES
                      ACQUIRED ON        VALUE        NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED IN
NAME                    EXERCISE       REALIZED      UNEXERCISED OPTIONS AT FY-END (#)         THE MONEY OPTIONS
----                    --------       --------      ---------------------------------   ------------------------------
                                                     EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
                                                     -----------      -------------      -----------      -------------
Michael Morrell                -           -           774,167(A)        620,833          $594,425           $ 95,375
Paul  C. Pershes               -           -           541,666           300,000          $527,249           $109,000
Dana Pusateri                  -           -           558,334           441,666          $475,750           $203,250
John Haines                    -           -           308,334           291,666          $127,084           $ 49,916
Linda Moore                    -           -           774,167(A)        620,833          $594,425           $ 95,375

   (A) Mr.  Morrell and Ms. Moore are married and under the rules of beneficial  ownership,  we have combined their securities.

         The table above includes both warrants and options. The value of unexercised in-the-money warrants and options was computed based on the differences between the closing market price of $2.09, as of December 31, 2000, and the aggregate exercise prices of the warrants and options.

                              CERTAIN TRANSACTIONS

         Except for the promissory notes issued to the company by our officers and directors as discussed above, and loans made to various officers and directors and consulting fees paid to a director as discussed below, there were no transactions, or series of transactions, during calendar 1999 or 2000, nor are there any currently proposed transactions, or series of transactions, to which we are a party, in which the amount exceeds $60,000, and in which to our knowledge any director, executive officer, nominee, five percent or greater shareholder, or any member of the immediate family of any of the foregoing persons, have or will have any direct or indirect material interest.

         During 2000, the Company loaned John Haines, Dana Pusateri, Christopher Doscher, Donald Jones and Daniel Bivins an aggregate amount of $1,930,000 evidenced by various notes, which call for interest at rates varying between the applicable federal rate and 10%. The notes mature between January 31, 2001 and May 2003. The majority of the notes are collateralized by Company common shares owned by the officers. During 2000 and 2001, the officers have repaid $1,020,000 towards the outstanding balances.

         The Company advanced during 2000 and 1999, respectively, $560,000 and $82,000 to Help Innovations, Inc. which amounts were repaid in 2000 by returning 35,371 shares of the Company's common stock received as part of the acquisition and $142,000 in cash.

         As part of the transition of the Company to a network Company, the Company sold 100% of the stock in one of its rehabilitation subsidiaries in exchange for $3,600,000. The Company received $375,000 in cash and a note in the amount of $3,225,000 bearing interest at 8.0% and payable over a four year period. The note is secured by the assets and stock of the former subsidiary and any related entity of the former owner, as well as limited guarantees of the principals. The terms of the agreement also call for the waiver of the Company's shares or other contingent consideration, which would have been due to the former owner under the terms of the original purchase agreement between the Company and former owner of the rehabilitation subsidiary. Such shares on an amortized basis could have aggregated approximately 2,000,000 shares. The Company recorded a loss of approximately $1,323,000 from this transaction.

         On September 15, 2000, effective September 2, 2000, we entered into an Agreement to sell the subsidiaries that comprised the international Air Ambulance Transport segment to a former member of the Board of Directors of the Company and to a private entity for $8.5 million plus assumption of all debts related to this subsidiary's operations. Under the terms of the Agreement, the purchasers paid $2,400,000 in Cyber-Care common stock and issued a $6,100,000 short-term note bearing interest at 10% per year. The Company made this sale as part of a previously announced objective of selling off operations that did not fit the telehealth technology business being pursued by the Company. Although the new owners have assumed management of the air ambulance business, for financial accounting purposes the sale will not be recognized until a refinancing occurs or until payment of the short-term note. Accordingly until such time, the operations of the Air Ambulance business will be accounted for as discontinued operations.

         On December 28, 2000, the Company loaned Glen Barber and Terry Lazar $200,000 each evidenced by notes calling for interest at 8% maturing March 16, 2001, which has been extended, and is collateralized by Cyber-Care common stock owned by the individuals and held by the Company. As of April 2001, Mr. Barber's note has been satisfied and Mr. Lazar's note was partially satisfied, when the Company received common stock owned by Mr. Lazar valued at $182,750.

         During 2000, the Company paid Alan Adelson $62,500 for consulting services.

                              COST OF SOLICITATION

         We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission, facsimile transmission or other means of communication. Our directors, officers and employees will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of our common stock, and we will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                   STOCKHOLDER PROPOSALS FOR THE NEXT MEETING

         Under Rule 14a-8 of the Exchange Act, proposals that Stockholders intend to have included in the company's proxy statement and form of proxy for the 2002 Annual Meeting of Stockholders must be received by the company no later than January 15, 2002. However, if the date of the 2002 Annual Meeting of Stockholders changes by more than 30 days from the date of the 2001 Annual Meeting of Stockholders, the deadline is a reasonable time before the company begins to print and mail its proxy materials, which deadline will be set forth in a quarterly report on Form 10-Q or will otherwise be communicated to stockholders. Stockholder proposals must also be otherwise eligible for inclusion.

            Moreover, with respect to any proposal by a Stockholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at the 2002 Annual Meeting of Stockholders, such Stockholder must provide written notice of such proposal to the Secretary of the company at the principal executive offices of the company no less than 90 days nor more than 120 days before the meeting, or if the company gives less than 40 days notice of the meeting date, written notice of the Stockholder proposal or nomination must be received within ten days after the meeting date is announced. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given to the company, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at the 2002 Annual Meeting of Stockholders, even if the Stockholders have not been advised of the proposal. In addition, Stockholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of the company's Bylaws.

         The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

         Whether or not you plan to attend the Meeting, please vote by telephone or Internet or mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States

                   BY ORDER OF THE BOARD OF DIRECTORS

                   /s/ Paul C. Pershes

                   Paul C. Pershes, President and acting Chief Financial Officer

May 8, 2001
Boynton Beach, Florida

                                                                      APPENDIX A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.     PURPOSE

       The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and the ethics that management and the Board have established; and the Corporation's auditing accounting and financial reporting processes generally. Consistent with the function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

       o Serve as an independent and objective party to monitor the Corporation's financial reporting process and the internal control system.

       o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing system.

       o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.    COMPOSITION

       The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at lease one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.   MEETINGS

       The Committee shall meet at least annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the

Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management to review the Corporations financials consistent with IV.4 below.

IV.    RESPONSABILITIES AND DUTIES

       To fulfill its responsibilities and duties the Audit Committee shall:

         DOCUMENTS/REPORTS REVIEW

       1. Review and update this Charter periodically, at least annually, as conditions dictate.

       2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including the certification, report, opinion, or review rendered b y the independent accountants.

       3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

       4. Review with financial management and the independent accountants the 10Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

INDEPENDENT ACCOUNTANTS

       5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants a all significant relationships the accountants have with the Corporation to determine the accountants' independence.

       6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

       7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

FINANCIAL REPORTING PROCESSES

       8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

       9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

       10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal audit department.

PROCESS IMPROVEMENT

       11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

       12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to required information.

       13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

       14. Review with independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE

       15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

       16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and public satisfy legal requirements.

       17. Review activities, organizational structure, and qualifications of the internal audit department.

       18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

       19. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

       20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                      APPENDIX B

                   AMENDMENT TO THE SECTION 1 OF ARTICLE THREE
                       OF THE AMENDED AND RESTATED BYLAWS
                             OF CYBER-CARE, INC. TO
                         PROVIDE FOR A STAGGERED BOARD.


                                  ARTICLE THREE

                                    DIRECTORS

Section 1. NUMBER, ELECTION AND TERM. The number of directors of the Corporation which shall constitute the whole Board of Directors shall not be less than one (1). The number of directors shall be determined from time to time by resolution of the Board of Directors. In the absence of an express determination by the Board, the number of directors, until changed by the Board, shall be that number of directors elected at the most recently held annual meeting of Shareholders. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2002 Annual Meeting of Shareholders, the term of the initial Class II directors shall terminate on the date of the 2003 Annual Meeting of Shareholders, and the term of the initial Class III directors shall terminate on the date of the 2004 Annual Meeting of Shareholders. At each annual meeting of shareholders beginning in 2002, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Except as provided in Section 2 of this Article, a director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any director elected to fill a vacancy pursuant to Section 2 of this Article shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected. Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Florida, shareholders of the Corporation or citizens of the United States. Any director may be removed at any time, with or without cause, at a special meeting of the shareholders called for that purpose.

PROXY                          CYBER-CARE, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 26, 2001

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CYBER-CARE, INC., THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

    The undersigned stockholder of Cyber-Care, Inc. (the "Company") hereby appoints Rodger Hochman and Linda Moore, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of common stock of the Company at the 2001 Annual Meeting of Stockholders of the Company to be held at the Muvico Theatre, 3200 Airport Road, Boca Raton, Florida 33433, on June 26, 2001 at 9:30 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1. To consider and act upon a proposal to approve an amendment to the Bylaws to elect directors to hold office on a staggered term basis effective with the 2001 Annual Meeting of Shareholders.

2.  To elect nine Directors

                                FOR    WITHHOLD
     Michael F. Morrell         / /       / /
     Paul C. Pershes            / /       / /
     Dana J. Pusateri           / /       / /
     John E. Haines             / /       / /
     Theodore J. Orlando        / /       / /

     Terry Lazar                / /       / /
                                FOR    WITHHOLD
     Peter Murphy               / /       / /
     Alan Adelson               / /       / /
     Zachariah P.               / /       / /
     Zachariah MD

                                                                     FOR      AGAINST    ABSTAIN
3.   To consider and act upon a proposal to approve an amendment     / /        / /        / /
     to the Company's Articles of Incorporation to change the
     name of the Company from Cyber-Care, Inc. to CyberCare, Inc.
4.   To consider and act upon a proposal to the Company's Amended    / /        / /        / /
     and Restated 1999 Directors' and Executive Officers' Stock
     Option Plan to increase the number of authorized shares
     available for issuance under the plan from 9,000,000 shares of common stock to 12,000,000 shares of common stock.
5.   To consider and act upon a proposal to the Company's 1999       / /        / /        / /
     Incentive Stock Option Plan, as Amended to increase the
     number of authorized shares available for issuance under the plan from 5,000,000 shares of common stock to 8,000,000
     shares of common stock.

                                                                     FOR      AGAINST    ABSTAIN
6.   To ratify the appointment of Ernst & Young LLP as the           / /        / /        / /
     Company's independent auditors for the 2001 calendar year.
7.   To transact such other business as may properly come before the Meeting or any Adjournment thereof.

    THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED FOR ITEMS 1 THROUGH 6, THIS PROXY WILL BE VOTED FOR THOSE ITEMS.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated May 24, 2001.

    It is important that your shares be represented and voted at the meeting. Please vote by mailing this proxy card or sending this proxy card via facsimile to (303) 777-3094.

                                                              DATED:

                                                                                      [Signature]

                                                                              [Signature if jointly held]

                                                                                     [Printed Name]

    PLEASE SIGN EXACTLY AS NAME APPEARS ON STOCK CERTIFICATE(S). JOINT OWNERS SHOULD EACH SIGN. TRUSTEES AND OTHERS ACTING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN.